                                                                    EXHIBIT 99.2
                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE

In re:                                                                                     Case No.:    399-02649 THROUGH 399-02680
       SERVICE MERCHANDISE COMPANY, INC.                                                                ---------------------------
       ---------------------------------                                                   Judge:       PAINE
                                                                                                        ---------------------------
                                                                                           Chapter 11

Debtor(s)

          MONTHLY OPERATING REPORT FOR PERIOD ENDING February 24, 2002
                                                     -----------------
                  COMES NOW, SERVICE MERCHANDISE COMPANY, INC.
                             ---------------------------------

Debtor-In-Possession, and hereby submits its Preliminary Monthly Operating Report for the period commencing January 28, 2002 and ending February 24, 2002 as shown by the report and exhibits consisting of 15 pages and containing the following as indicated:

          [X]     Monthly Reporting Questionnaire (Attachment 1)
          [X]     Comparative Balance Sheets (Forms OPR-1 & OPR-2)
         [N/A]    Summary of Accounts Receivable (Form OPR-3)
          [X]     Schedule of Postpetition Liabilities (Form OPR-4)
          [X]     Statement of Income (Loss) (Form OPR-5)

I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief. On January 18, 2002, the United States Bankruptcy Court for the Middle District of Tennessee, Nashville Division (the "Bankruptcy Court") approved the request of Service Merchandise Company, Inc. and its Subsidiaries (the "Company") to immediately begin liquidating the inventory at all of its stores and to conduct store closing sales on a final basis and to discontinue operations at the stores.

The financial statements and schedules related to the Company included herein have not been prepared on a liquidation basis in accordance with generally accepted accounting principles ("GAAP"). The information needed to prepare the financial statements and schedules on a liquidation basis is not currently available to management. Attempting to obtain such information necessary to prepare the financial statements and schedules on a liquidation basis would cause undue hardship and expense to the Company. Preparation of the financial statements and schedules on a liquidation basis of accounting would result in material adjustments to the financial statements and schedules. Consequently, no representation is made regarding the sufficiency of the financial statements and schedules. The Company cautions readers not to place undue reliance on the financial statements and schedules contained herein.

This report includes those reports agreed upon as appropriate at this time between the Debtor and the U.S. Trustee. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U. S. Trustee.


Date: March 18, 2002                DEBTOR-IN-POSSESSION
      ----------------

                                    By:                  /s/ Michael E. Hogrefe
                                                         -------------------------------------------------------------------
                                    Name and Title:      MICHAEL E. HOGREFE, SR. VP AND CHIEF FINANCIAL OFFICER
                                                         -------------------------------------------------------------------
                                    Address:             7100 SERVICE MERCHANDISE DRIVE
                                                         -------------------------------------------------------------------
                                                         BRENTWOOD, TENNESSEE 37027
                                                         -------------------------------------------------------------------
                                    Telephone No:        (615) 660-3340
                                                         -------------------------------------------------------------------

            Note: Report subject to further verification and account
                  reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JANUARY 28, 2002 THROUGH FEBRUARY 24, 2002

1. Payroll

                                                                                 WAGES                           TAXES

  OFFICERS                          TITLE                               GROSS              NET             DUE           PAID
---------------------------------------------------------------------------------------------------------------------------------
S. CUSANO               CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE
                        OFFICER                                     $2,479,014.38     $1,759,808.37     $5,043.76     $708,221.44
JANE F. GILMARTIN       PRESIDENT AND CHIEF MERCHANDISING OFFICER   $1,060,765.00     $  755,093.16     $      --     $305,671.84
C. STEVEN MOORE         SENIOR VICE PRESIDENT, CHIEF
                        ADMINISTRATIVE OFFICER, GENERAL COUNSEL
                        AND SECRETARY SENIOR                        $   27,759.41     $   16,292.08     $2,342.13     $  7,184.77
MICHAEL E. HOGREFE      VICE PRESIDENT AND CHIEF FINANCIAL OFFICER  $   23,903.33     $   14,191.91     $1,957.96     $  6,053.80
KARREN M. PRASIFKA      VICE PRESIDENT, ASSISTANT GENERAL COUNSEL   $  233,646.39     $  162,448.83     $      --     $ 71,177.59
KENNETH A. CONWAY       VICE PRESIDENT AND CONTROLLER               $  177,939.29     $  123,138.60     $      --     $ 54,800.69
JOE M. ELLIOTT          VICE PRESIDENT, PROPERTY ADMINISTRATION     $   11,648.13     $    7,716.61     $  790.85     $  2,248.70
KIMBERLY B. SOUTHARD    ASSISTANT VICE PRESIDENT, STRATEGIC
                        PLANNING AND ASSISTANT TREASURER            $    8,864.66     $    5,496.84     $  790.30     $  2,350.70

The following associates received payment for accrued vacation:
S. CUSANO                                                               $   52,914.38
JANE F. GILMARTIN                                                       $   20,765.00
KARREN M. PRASIFKA                                                      $    9,415.58
KENNETH A. CONWAY                                                       $    7,939.33

The following associates received pay for severance:
S. CUSANO                                                               $2,368,600.00
JANE F. GILMARTIN                                                       $1,040,000.00
KARREN M. PRASIFKA                                                      $  220,000.04
KENNETH A. CONWAY                                                       $  169,999.96

          Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JANUARY 28, 2002 THROUGH FEBRUARY 24, 2002

2. INSURANCE

                                                                COVERAGE       POLICY       EXPIRATION       PREMIUM   DATE COVERAGE
TYPE                           NAME OF CARRIER                   AMOUNT        NUMBER          DATE          AMOUNT    PAID THROUGH
------------------------------------------------------------------------------------------------------------------------------------
Property                       Fireman's Fund Insurance Co     $5 Million    01MXI9761300    12/31/02         $453,750   06/30/02
                               Royal Indemnity Co.             $5 Million      RHD317182     12/31/02         $ 60,000   06/30/02
                               Westchester Fire                $15 Million    WXA663479-0    12/31/02         $ 51,500   06/30/02
                               Commonwealth Ins Co             $25 Million     CLP 10333     12/31/02         $ 79,459   06/30/02
Boiler & Machinery             Hartford Steam Boiler           $10 Million    FBP4914359     12/31/02         $ 20,248   12/31/02
Transit                        Fireman's Fund Insurance Co     $1 Million    OIMXI97600751   12/31/02         $ 10,000   12/31/02
General Liability              Ace American Ins Co             $5 Million    XSLG2057804A    12/31/02         $250,000   12/31/02
Tenants Liability - AOS        Pacific Employers Ins. Co.      $5 Million    HDOG20578129    12/31/02      Incl. In GL   12/31/02
Tenants Liability-First Union  Pacific Employers Ins. Co.      $5 Million    HODG20578087    12/31/02      Incl. In GL   12/31/02
Workers' Compensation-AOS      Pacific Employers Ins Co        Statutory     WLRC43124456    12/31/02         $201,195   12/31/02
WC Excess                      Ace American Ins Co             Statutory      XWC014136      12/31/02         $ 24,034   12/31/02
Workers' Compensation-DAS      Pacific Employers Ins Co        Statutory     WLRC43124493    12/31/02  Incl. In Excess   12/31/02
WC Retro                       Pacific Employers Ins. Co.      Statutory     SCFC43031673    12/31/02  Incl. In Excess   12/31/02
WC Contractual Indemnity       Illinois Union Insurance Co     Statutory     CTPG20577794    12/31/02         $ 15,750   12/31/02
Auto                           Pacific Employers Ins Co        $1 Million    ISAH07969661    12/31/02         $ 43,572   12/31/02
Umbrella                       Ohio Casualty Group             $25 Million  BX(02)O52805120  06/30/02         $ 52,006   06/30/02
Excess Liability               American Guarantee & Lia. Ins.  $50 Million   AEC287610704    03/31/02         $ 12,500   03/31/02
Excess Liability               Great American Assurance        $25 Million    EXC5752226     06/30/02         $ 18,600   06/30/02
International                  Ace American Ins Co             $1 Million      PHF051491     12/31/02         $  2,500   12/31/02
Directors & Officers           Continental Insurance Co        $10 Million     300714943     03/01/02         $200,000   03/01/02
                               Federal Insurance Co            $10 Million    81278902-A     03/01/02         $190,000   03/01/02
                               Royal Insurance Co              $10 Million     PSF000009     03/01/02         $175,000   03/01/02
                               Greenwich Ins. Co.              $10 Million    ELU82217-01    03/01/02         $198,949   03/01/02
                               Zurich-American Ins. Co.        $10 Million   DOC3746468-00   03/01/02         $146,704   03/01/02
                               Kemper Insurance Co             $10 Million    3DY00200100    03/01/02         $ 99,110   03/01/02
Crime                          National Union Fire Ins Co      $10 Million      8726439      03/01/02         $ 53,833   03/01/02
Fiduciary                      National Union Fire Ins Co      $10 Million      8726812      03/01/02         $ 25,839   03/01/02
Employment Practices Liability Chubb Insurance Co              $5 Million      81278901A     03/01/02         $100,000   03/01/02
                               National Union Fire Ins Co      $5 Million       8727499      03/01/02         $ 70,000   03/01/02
                               Royal Insurance Co              $10 Million     PSF000010     03/01/02         $ 85,000   03/01/02
Special Crime                  Reliance Insurance Co           $25 Million     NFK1951937    05/01/02         $ 13,458   05/01/02

          Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JANUARY 28, 2002 THROUGH FEBRUARY 24, 2002

3. BANK ACCOUNTS

TOTAL CASH AND CASH EQUIVALENTS


CASH IN STORES AND HOME OFFICE
HOME OFFICE                                                                $       2,950

CORPORATE ACCOUNTS                                                             9,145,874

CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)             4,707,975

OTHER DEPOSITORY ACCOUNTS
SERVICE MERCHANDISE - MUSCULAR DYSTROPHY ASSOC                                    92,808
OTHER CASH ACCOUNTS                                                               97,827
                                                                           -------------

INVESTMENTS
SHORT TERM INVESTMENTS                                                        16,850,239

TOTAL CASH PER GENERAL LEDGER                                              $  30,897,673
                                                                           =============

          Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JANUARY 28, 2002 THROUGH FEBRUARY 24, 2002

RECEIPTS AND DISBURSEMENTS
(DOLLARS IN THOUSANDS)

                                                        ACTUAL       ACTUAL       ACTUAL      ACTUAL       TOTAL

                                          Monday       01/28/02     02/04/02     02/11/02    02/18/02     01/28/02
                                          Sunday       02/03/02     02/10/02     02/17/02    02/24/02     02/24/02
                                                       --------     --------     --------    --------     --------

Receipts:
    Sales receipts                                      $    --      $    --      $    --     $    --      $    --
    Miscellaneous receipts                                2,482        1,139       23,593       4,020       31,234
    Expense reimbursements                                7,150        9,032       13,930       8,483       38,595
                                                        -------      -------      -------     -------      -------
Total available collections                               9,632       10,171       37,523      12,503       69,829

 Disbursements:
    Merchandise disbursements                               802           52           37         478        1,369
    Non-merchandise disbursements                        13,486       13,018       10,826      15,174       52,504
                                                        -------      -------      -------     -------      -------
Total disbursements                                      14,288       13,070       10,863      15,652       53,873
                                                        -------      -------      -------     -------      -------

Net receipts/(disbursements)                            $(4,656)     $(2,899)     $26,660     $(3,149)     $15,956
                                                        =======      =======      =======     =======      =======

          Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JANUARY 28, 2002 THROUGH FEBRUARY 24, 2002

ROLLING REVISED CASH FLOW FORECAST
(DOLLARS IN THOUSANDS)

                                          Actual          Actual
                                         01/27/02        02/24/02
                                         --------        --------

Ending total revolver balance            $     --        $     --
Term loan                                      --              --
Standby letters of credit                  20,571          20,141
Trade letters of credit                    11,948           9,610
                                         --------        --------
Total extensions of credit                 32,519          29,751

Borrowing base                            118,250         122,940
                                         --------        --------

Availability                             $ 85,731        $ 93,189
                                         ========        ========

          Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  JANUARY 28, 2002 THROUGH FEBRUARY 24, 2002

4.  Payments to Professionals January 28, 2002 through February 24, 2002

     Vendor #                                 Vendor Name                             Check Amt.        Check Date      Check #
---------------------------------------------------------------------------------------------------------------------------------
      57117        Deloitte and Touche                                                $18,000.00         01/28/02       50064363
      44013        McCarter and English                                                  $493.69         01/28/02       50064388
      101730       CBIZ Property Tax Solutions, Inc.                                     $160.92         01/28/02       50064391
      101730       CBIZ Property Tax Solutions, Inc.                                   $2,487.07         01/28/02       50064392
      101730       CBIZ Property Tax Solutions, Inc.                                   $4,670.97         01/28/02       50064393
      101730       CBIZ Property Tax Solutions, Inc.                                   $4,814.83         01/28/02       50064394
      101730       CBIZ Property Tax Solutions, Inc.                                   $5,813.53         01/28/02       50064395
      101730       CBIZ Property Tax Solutions, Inc.                                   $6,508.23         01/28/02       50064396
      101730       CBIZ Property Tax Solutions, Inc.                                   $6,515.98         01/28/02       50064397
      101730       CBIZ Property Tax Solutions, Inc.                                   $6,669.11         01/28/02       50064398
      101730       CBIZ Property Tax Solutions, Inc.                                   $6,698.29         01/28/02       50064399
      101730       CBIZ Property Tax Solutions, Inc.                                  $10,617.16         01/28/02       50064400
      101730       CBIZ Property Tax Solutions, Inc.                                  $12,000.00         01/28/02       50064401
      44013        McCarter and English                                                  $284.00         01/29/02       50064429
      101606       Service Real Estate Venture                                        $51,988.00         01/29/02       B0026748
      71403        Seyfarth, Shaw, Fairweather and Geraldson                           $7,247.03         01/30/02       50064479
      96221        Holt and Babington                                                     $46.81         01/30/02       50064486
      44013        McCarter and English                                                $1,872.06         01/31/02       50064602
      57117        Deloitte and Touche                                                $27,125.00         02/01/02       50064651
      44013        McCarter and English                                                $1,495.40         02/04/02       50064725
      44013        McCarter and English                                                  $382.61         02/05/02       50064804
      44013        McCarter and English                                                  $175.00         02/06/02       50064863
      84740        Taft, Stettinius and Hollister                                     $10,523.46         02/08/02       50064993
      95913        Locke, Reynolds, Boyd and Weisell                                     $947.16         02/08/02       50064999
      48779        Loss, Pavone and Orel                                               $1,177.50         02/08/02       50065016
      69583        McCarthy, Fingar, Donovan, Drazen and Smith, LLP                       $37.50         02/11/02       50065103
      57117        Deloitte and Touche                                                $24,270.00         02/11/02       50065106
      44013        McCarter and English                                                $1,488.47         02/12/02       50065162
      95384        Deloitte and Touche, LLP                                           $21,749.04         02/12/02       50065164
      99329        Aegis Property Tax Specialists                                     $10,500.00         02/13/02       50065230
      99329        Aegis Property Tax Specialists                                      $2,137.50         02/13/02       50065231
      71217        Bass, Berry and Sims Escrow Account                               $135,082.85         02/15/02       B0026852
      99104        Jay Alix and Associates                                            $23,980.00         02/15/02       B0026853
      99444        Sitrick and Company, Inc.                                           $9,957.40         02/15/02       B0026854
      57117        Deloitte and Touche                                                $18,000.00         02/18/02       50065378
      84740        Taft, Stettinius and Hollister                                        $457.50         02/19/02       50065438
      44013        McCarter and English                                                $1,378.68         02/19/02       50065457
      86237        Brusniak, Clement, Harrison and McCool, PC                            $115.00         02/19/02       50065509
      50995        Brann and Isaacson                                                    $689.54         02/20/02       50065577
      57117        Deloitte and Touche                                                $44,741.00         02/20/02       50065579
      67017        Barkley and Thompson                                                $1,910.72         02/21/02       50065832
      95384        Deloitte and Touche, LLP                                           $55,529.67         02/21/02       50065834
      84740        Taft, Stettinius and Hollister                                     $13,948.43         02/22/02       50065944

          Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR-1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)

                                                                      FEBRUARY 24,
                                                                           2002
                                                                      -------------

ASSETS
CURRENT ASSETS:
         Cash and cash equivalents                                     $   30,898
         Accounts receivable                                               22,306
         Inventories                                                            0
         Prepaid Expenses                                                   2,161
                                                                       ----------

         TOTAL CURRENT ASSETS                                              55,365
                                                                       ----------

PROPERTY AND EQUIPMENT
         Owned assets, net of accumulated depreciation                    338,233
         Capitalized leases, net of accumulated amortization               10,219
                                                                       ----------

         TOTAL PROPERTY AND EQUIPMENT                                     348,452
                                                                       ----------

         Other assets and deferred charges                                 16,228
                                                                       ----------

         TOTAL ASSETS                                                  $  420,045
                                                                       ==========

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE
CURRENT LIABILITIES:
         Notes payable to banks                                        $       --
         Accounts payable                                                  38,307
         Accrued expenses                                                  85,818
         State & Local tax                                                 12,096
         Current maturities capitalized leases                                103
                                                                       ----------

         TOTAL CURRENT LIABILITIES                                        136,324
                                                                       ----------

          Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR-1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)

                                                                      FEBRUARY 24,
                                                                           2002
                                                                      -------------
LONG-TERM LIABILITIES:
         Long-term debt                                                        --
         Capitalized lease obligations                                      2,277
LIABILITIES SUBJECT TO COMPROMISE:
         Accrued restructuring costs                                       42,067
         Capitalized lease obligations                                     18,398
         Long-term debt                                                   403,304
         Accounts payable                                                 208,656
         Accrued expenses                                                 109,491
                                                                       ----------
         Total Liabilities Subject To Compromise                          781,916

         TOTAL LIABILITIES                                                920,517
                                                                       ----------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY
         Common stock                                                      49,936
         Additional paid-in-capital                                         5,881
         Deferred compensation                                                (75)
         Accumulated other comprehensive loss                                  --
         Retained (deficit) earnings                                     (556,214)
                                                                       ----------
              TOTAL SHAREHOLDERS' (DEFICIT) EQUITY                       (500,472)

         TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY          $  420,045
                                                                       ==========

          Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD:  JANUARY 28, 2002 THROUGH FEBRUARY 24, 2002

SUMMARY OF ACCOUNTS RECEIVABLE
MONTH ENDED: FEBRUARY 24, 2002
FORM OPR-3  NOT APPLICABLE


          Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JANUARY 28, 2002 THROUGH FEBRUARY 24, 2002

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
Month Ended:  2/24/02
FORM OPR-4

                                                                          Total
                                                                       ----------
Trade Accounts Payable (Merchandise)                                   $   38,307


                                                                          Total
                                                                       ----------
Expense & other payables                                               $   85,818

          Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JANUARY 28, 2002 THROUGH FEBRUARY 24, 2002

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4
(Dollars in Thousands)

                                                     Date         Date                   Total
                TAXES PAYABLE                      Incurred        Due                    Due
                                                   ---------------------------------------------
Federal income tax                             **  Various       Various               $  1,684

State income tax                                   Various       Various                     (6)
                                                                                       --------

                                      SUBTOTAL                                         $  1,678
                                                                                       --------

Sales/use tax                         SUBTOTAL  *  Various       Various               $ 12,100
                                                                                       --------


Personal property tax                           *  Various       Various               $    998

Real estate taxes                               *  Various       Various                  8,883

Inventory taxes                                 *  Various       Various                     --

Gross receipts/bus licenses                     *  Various       Various                    (74)

Franchise taxes                                 *  Various       Various                    807
                                                                                       --------

                                      SUBTOTAL                                         $ 10,614
                                                                                       --------

                                                                                       --------
TOTAL TAXES PAYABLE                                                                    $ 24,392
                                                                                       ========

*   liability included in accrued expenses on OPR-2
**  tax reserve


          Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: JANUARY 28, 2002 THROUGH FEBRUARY 24, 2002

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4

(DOLLARS IN THOUSANDS)

                                                           DATE                                     TOTAL DUE
                                                         INCURRED             DATE DUE          (2/24/02 BALANCE)
                                                   ---------------------------------------------------------------
POST PETITION SECURED DEBT
         Revolver borrowings                             04/14/00             04/14/04               $     --
         Facility standby letters of credit              04/14/00             04/14/04                20,141
         Facility trade letters of credit                04/14/00             04/14/04                 9,610
         Term loans                                      04/14/00             04/14/04                    --
                                                                                                    --------
TOTAL EXTENSIONS OF CREDIT                                                                          $ 29,751
                                                                                                    ========

ACCRUED INTEREST PAYABLE                                                                            $  1,006
                                                                                                    ========

          Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)

                                                                                                      ACTIVITY
                                                                                                  JANUARY 28, 2002
                                                                                                      THROUGH
                                                                                                  FEBRUARY 24, 2002
                                                                                                  -----------------
Net Sales                                                                                            $   13,940

Costs of merchandise sold and buying and occupancy expense                                               16,591
                                                                                                     ----------

Gross margin after cost of merchandise sold and buying and occupancy expenses                            (2,651)

Selling, General and Administrative Expenses:
     Net Employment Expense                                                                               7,904
     Net Advertising                                                                                        (30)
     Banking and Other Fees                                                                                 427
     Real Estate and Other Taxes                                                                          1,717
     Supplies                                                                                                (9)
     Communication and Equipment                                                                            278
     Travel                                                                                                  41
     UCC and Other Services                                                                                  83
     Legal and Professional                                                                                  87
     Sales and Shipping                                                                                      31
     Insurance                                                                                               93
     Miscellaneous                                                                                       (1,806)
     Credit Card Services                                                                                     1
                                                                                                     ----------
Total Selling, General and Administrative Expenses                                                        8,817

Other expense/(income), net                                                                                 (57)

          Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
               CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                             (DEBTOR-IN-POSSESSION)
                                 (IN THOUSANDS)

                                                                                                      ACTIVITY
                                                                                                  JANUARY 28, 2002
                                                                                                      THROUGH
                                                                                                  FEBRUARY 24, 2002
                                                                                                  -----------------
Restructuring charge (credit)                                                                                --

Depreciation and amortization                                                                                --
                                                                                                     ----------

Earnings (loss) before interest, reorganization items, and income tax                                   (11,411)

Interest expense - debt                                                                                     880
Interest expense - capitalized leases                                                                       183
                                                                                                     ----------

Earnings (loss) before reorganization items, and income tax                                             (12,474)

Reorganization Items:

         Legal and Professional                                                                          (4,663)
         Miscellaneous                                                                                     (520)
         Loss (Gain) on Disposal of Assets                                                                   --
         Close Store Charges                                                                                 --
                                                                                                     ----------
         Total Reorganization Items                                                                      (5,183)

Earnings (loss) before income tax                                                                        (7,291)
         Income tax benefit                                                                                  --
         Cumulative Effect of Change in Accounting Principles                                                --
                                                                                                     ----------

Net earnings (loss)                                                                                  $   (7,291)
                                                                                                     ==========


          Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.